SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): August 26, 2002



                            FOCUS ENHANCEMENTS, INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                     1-11860                     04-3144936
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(State or other              (Commission                 (IRS Employer
jurisdiction of              File Number)                Identification No.)
incorporation)




                       1370 Dell Ave., Campbell, CA 95008
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (408) 866-8300



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Item 5. Other Events

         On August 26, 2002, Focus Enhancements, Inc., issued a press release announcing that its President and Chief Executive Officer Michael D'Addio will retire from his role as president and CEO on September 30, 2002. His responsibilities will be transferred to Chief Operating Officer Brett Moyer. FOCUS' board of directors has approved the transition, which will begin immediately. D'Addio will continue to serve as a member of the FOCUS board of directors. A copy of the press release is attached hereto as Exhibit 99.1.


Exhibits

Exhibit Number    Description

99.1              Press Release "Focus Enhancements Announces Plan to Transition
                  Role of CEO."



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         FOCUS ENHANCEMENTS, INC.




Date:  August 26, 2002                       BY:    /s/ Gary Williams
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                                             Name:  Gary Williams
                                             Title: Principal Financial Officer
                                                    Vice President of Finance
                                                    & CFO